             2001 ANNUAL CERTIFICATEHOLDER'S STATEMENT            Exhibit 99.1
                            CAPITAL ONE MASTER TRUST
                                  SERIES 1996-1

       Under the Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information regarding distributions to Certificateholders. The information which is required to be prepared with respect to the distributions made during the preceding calendar year is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)    The total amount of the distribution to Class A Certificateholders
      per $1,000 Original Principal Amount                                                                         1,041.9072697485
                                                                                                                 -------------------

2)    The amount of the distribution set forth in paragraph 1 above in respect of interest
      on the Class A Certificates, per $1,000 Original Principal Amount                                               41.9072697485
                                                                                                                 -------------------

3)    The amount of the distribution set forth in paragraph 1 above in respect of principal
      of the Class A Certificates, per $1,000 Original Principal Amount                                            1,000.0000000000
                                                                                                                 -------------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

1)    The total amount of the distribution to Class A Certificateholders
      per $10,000 Original Principal Amount                                                                       10,419.0726974852
                                                                                                                 -------------------

2)    The amount of the distribution set forth in paragraph 1 above in respect of interest
      on the Class A Certificates                                                                                    419.0726974852
                                                                                                                 -------------------

3)    The amount of the distribution set forth in paragraph 1 above in respect of principal
      of the Class A Certificates                                                                                 10,000.0000000000
                                                                                                                 -------------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

1)    The total amount of the distribution to Class A Certificateholders
      per $100,000 Original Principal Amount                                                                     104,190.7269748520
                                                                                                                 -------------------

2)    The amount of the distribution set forth in paragraph 1 above in respect of interest
      on the Class A Certificates                                                                                  4,190.7269748521
                                                                                                                 -------------------

3)    The amount of the distribution set forth in paragraph 1 above in respect of principal
      of the Class A Certificates                                                                                100,000.0000000000
                                                                                                                 -------------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1)    The amount of Class A Investor Charge Off's                                                                      0.0000000000
                                                                                                                 -------------------

2)    The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
      Original Principal Amount                                                                                        0.0000000000
                                                                                                                 -------------------

3)    The total amount reimbursed to the Trust in respect of Class A Investor Charge Off's                             0.0000000000
                                                                                                                 -------------------

4)    The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-1 Investor Certificateholder's
      Investment)                                                                                                      0.0000000000
                                                                                                                 -------------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)    The total amount of the distribution to Class B Certificateholders

      per $1,000 Original Principal Amount.                                                                      1,029.4962889395
                                                                                                               -------------------

2)    The amount of the distribution set forth in paragraph 1 above in respect of interest
      on the Class B Certificates, per $1,000 Original Principal Amount.                                            29.4962889395
                                                                                                               -------------------

3)    The amount of the distribution set forth in paragraph 1 above in respect of principal
      of the Class B Certificates, per $1,000 Original Principal Amount.                                         1,000.0000000000
                                                                                                               -------------------


F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1)    The amount of Class B Investor Charge Off's                                                                    0.0000000000
                                                                                                               -------------------

2)    The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
      Original Principal Amount                                                                                      0.0000000000
                                                                                                               -------------------

3)    The total amount reimbursed to the Trust in respect of Class B Investor Charge Off's                           0.0000000000
                                                                                                               -------------------

4)    The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-1 Investor Certificateholder's
      Investment)                                                                                                    0.0000000000
                                                                                                               -------------------

5)    The amount, if any, by which the outstanding principal balance of the Class B Certificates
      exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date          0.0000000000
                                                                                                               -------------------

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